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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 30, 2008
                                 --------------
                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                1-11846                36-3853103
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  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement
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2008 AptarGroup Director Stock Option Plan

     At the annual meeting of stockholders of AptarGroup, Inc. ("AptarGroup") held on April 30, 2008 (the "Annual Meeting"), AptarGroup's stockholders approved AptarGroup's 2008 Director Stock Option Plan (the "2008 Director Stock Option Plan"), which had been previously approved by the AptarGroup's Board of Directors ("Board of Directors"), subject to stockholder approval.

     The following paragraphs provide a summary of the principal terms of the 2008 Director Stock Option Plan. The 2008 Director Stock Option Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The 2008 Director Stock Option Plan provides for grants of stock options to non-employee directors in order to provide an incentive for non-employee directors to maximize the long-term value of AptarGroup's common stock and to attract and retain highly qualified non-employee directors. The plan will be administered by the Compensation Committee of the Board of Directors ("Compensation Committee"). The Compensation Committee will not have the authority to reprice any stock option granted under the plan. All non-employee directors are eligible to participate in the plan.

     Under the plan, the aggregate number of shares subject to options cannot exceed 500,000 shares of common stock, subject to adjustment in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event. If an option expires or is cancelled, terminated or forfeited without the issuance of shares, the shares subject to that option will again be available under the plan.

     The exercise price per share under each option will not be less than the closing price of common stock on the grant date (or, if the grant date is not a trading date, on the next preceding date which was a trading date) on the New York Stock Exchange. Participants may not transfer options other than (1) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by us or (2) as otherwise permitted in the option agreement. Except to the extent permitted by the foregoing sentence, each option may be exercised during a participant's lifetime only by the participant or the participant's representative or similar person.

     The Board of Directors may amend the plan by a resolution adopted by at least 70% of the members of the Board of Directors, subject to any requirement of stockholder approval required by applicable law, rule or regulation. No amendment may impair the rights of a holder of an outstanding option without the consent of the holder.


Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
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           Appointment of Certain Officers; Compensatory Arrangements of Certain
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           Officers
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(e)

Annual Bonus Plan

     At the Annual Meeting, AptarGroup's stockholders approved the Annual Bonus Plan (the "Bonus Plan"), which had been previously approved by the Board of Directors, subject to stockholder approval.

     The following paragraphs provide a summary of the principal terms of the Annual Bonus Plan. The Bonus Plan is set forth in its entirety as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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     Under the Bonus Plan, payment of awards to participating employees is subject to the attainment of specific performance goals established by the Compensation Committee for a specified period, and other terms and conditions that may be established by the Compensation Committee.

     Upon attainment of the relevant performance goals, a participant will be eligible to receive an award in cash or restricted stock units, or any combination of both. Performance goal targets will be expressed in terms of an objective formula or standard which may be based on an employee's base salary, or a multiple thereof, at the time or immediately before the performance goals for such period were established. In all cases, the Compensation Committee has the sole and absolute discretion to reduce the amount of any payment under the Bonus Plan that would otherwise be made to any participant or to decide that no payment shall be made. No participant will receive a payment under the Bonus Plan with respect to any period having a value in excess of $2,000,000.

2008 AptarGroup Stock Option Plan

     At the Annual Meeting, AptarGroup's stockholders approved AptarGroup's 2008 Stock Option Plan (the "2008 Stock Option Plan"), which had been previously approved by the Board of Directors, subject to stockholder approval.

     The following paragraphs provide a summary of the principal terms of the 2008 Stock Option Plan. The 2008 Stock Option Plan is set forth in its entirety as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

     The 2008 Stock Option Plan provides for grants of stock options to employees of AptarGroup in order to attract, retain, motivate, provide competitive incentive compensation and further the identity of interests of participants with those of AptarGroup's stockholders. The 2008 Stock Option Plan permits AptarGroup to grant stock options to employees of AptarGroup and its subsidiaries and other entities in which AptarGroup has a direct or indirect equity interest. Stock options may be either "incentive stock options" under
Section 422 of the Internal Revenue Code, or other options.

     The plan will be administered by the Compensation Committee. The Committee will not have authority to reprice any stock option granted under the plan. Other than stock options, no other type of award may be granted under the plan.

     The Compensation Committee may award a maximum of 3,800,000 shares of common stock pursuant to the plan, subject to adjustment in the event of any stock split, stock dividend, recapitalization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event. If stock options expire unexercised or are cancelled, terminated or forfeited without the issuance of shares, such shares will again be available under the plan. The maximum number of shares of common stock subject to options granted during any calendar year to any person will be 500,000, subject to the adjustments described above.

     Each option will be exercisable at such time or times as the Compensation Committee determines at or subsequent to the grant; provided that no option shall be exercisable later than 10 years after the date of the grant. Stock options will not be transferable other than (1) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by AptarGroup or (2) as otherwise permitted as set forth in the agreement relating to such grant. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during a participant's lifetime only by the participant or the participant's legal representative or similar person.

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     The Board of Directors may amend the plan at any time by a resolution adopted by at least 70% of the members of the Board of Directors, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code. No amendment may impair the rights of the holder of any outstanding stock option without his or her consent.


Item 9.01  Financial Statements and Exhibits
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(d) Exhibits

10.1       AptarGroup, Inc. 2008 Director Stock Option Plan

10.2       AptarGroup, Inc. Annual Bonus Plan

10.3       AptarGroup, Inc. 2008 Stock Option Plan

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               AptarGroup, Inc.


Date: May 1, 2008                          By: /s/ Stephen J. Hagge
                                               --------------------
                                               Stephen J. Hagge
                                               Executive Vice President, Chief
                                               Operating Officer, and Chief
                                               Financial Officer

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                                  Exhibit Index
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10.1          AptarGroup, Inc. 2008 Director Stock Option Plan

10.2          AptarGroup, Inc. Annual Bonus Plan

10.3          AptarGroup, Inc. 2008 Stock Option Plan

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